Fund/Ticker
Fidelity Managed Futures ETF/FFUT
Principal U.S. Listing Exchange: The Nasdaq Stock Market LLC

Summary Prospectus
May 23, 2025
As Revised June 5, 2025

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus, reports to shareholders, and other information about the fund (including the fund's SAI) online at fundresearch.fidelity.com/prospectus/sec. You can also get this information at no cost by calling 1-800-FIDELITY or by sending an e-mail request to fidfunddocuments@fidelity.com. The fund's prospectus dated May 23, 2025, As Revised June 5, 2025, and SAI dated May 23, 2025, As Revised June 5, 2025, are incorporated herein by reference.
245 Summer Street, Boston, MA 02210

Fund Summary
Fund:
Fidelity® Managed Futures ETF
Investment Objective
Fidelity® Managed Futures ETF seeks capital appreciation.
Fee Table
The following table describes the fees and expenses that may be incurred when you buy, hold, and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder fees
(fees paid directly from your investment)	None

Annual Operating Expenses
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.80%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.03% A
Total annual operating expenses	0.83%
Fee waiver and/or expense reimbursement	0.03% B
Total annual operating expenses after fee waiver and/or expense reimbursement	0.80%
ABased on estimated amounts for the current fiscal year.
BFidelity Diversifying Solutions LLC (FDS) has contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, certain taxes, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses (including fees and expenses associated with a wholly owned subsidiary), if any, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable), as a percentage of its average net assets, exceed 0.80% (the Expense Cap). If at any time during the current fiscal year expenses for the fund fall below the Expense Cap, FDS reserves the right to recoup through the end of the fiscal year any expenses that were reimbursed during the current fiscal year up to, but not in excess of, the Expense Cap. This arrangement will remain in effect through May 31, 2026. FDS may not terminate this arrangement before the expiration date without the approval of the Board of Trustees and may extend it in its discretion after that date.
This example helps compare the cost of investing in the fund with the cost of investing in other funds.
Let's say, hypothetically, that the annual return for shares of the fund is 5% and that the fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$82
3 years	$262

Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance.
Principal Investment Strategies
  Seeking to achieve its investment objective by pursuing a strategy intended to capture the persistence of price trends (up and/or down) observed across equity, fixed income, currency and commodity markets. The fund's investment strategy utilizes a combination of equity, fixed income, currency and commodity derivatives, as well as certain direct investments, to provide exposure to these markets and price trends. Trend following strategies attempt to capture trends in price movements in the markets they allocate to, generally taking long positions when prices move upwards, and taking short positions when they move downwards.
  The Adviser may also utilize non-trend factor strategies, which focus on quantitative analysis of fundamental, non-price data (e.g., carry, volatility) to achieve the fund's investment objective.
  Executing the fund's strategy through investments in derivative instruments that may have a leveraging effect on the fund, including futures (such as equity index futures, commodity futures, and currency futures), options on futures, options, swaps (including excess return swaps and total return swaps) and other derivative instruments. The fund may have long/short exposure via these instruments. In addition to creating and/or adjusting the fund's investment exposure, the fund's strategy may also be used to enhance total return, to hedge risks, to manage certain investment risk, and/or to manage volatility.
  Employing various proprietary quantitative measures and qualitative techniques to evaluate price trends and non-trend factors across the asset classes in which the fund invests. The fund's quantitative measures are developed and maintained by the Adviser and are subject to change over time without notice in the Adviser's discretion. The Adviser retains discretion over the target asset allocations, which may include positions that differ from the target allocations indicated by the quantitative measures.
  Investing up to 25% of assets in Fidelity Managed Futures Cayman Ltd., a wholly-owned subsidiary organized under the laws of the Cayman Islands that invests in commodity-linked derivatives and related collateral (cash or cash equivalent investments, short-term investment funds and/or U.S. Government securities), commodity-related exchange-traded funds (ETFs), and commodity-related exchange-traded notes (ETNs). Additionally, a small percentage of the fund's assets is expected to be invested through the Subsidiary in cash-settled bitcoin and ether futures traded on futures exchanges registered with the Commodity Futures Trading Commission (CFTC), and affiliated and unaffiliated bitcoin and ether ETFs or exchange-traded products (ETPs). The fund will not invest in bitcoin or ether directly.
  Investing a significant portion of the fund's assets in U.S. Government securities, short-term investment funds, cash, and cash equivalents for investment purposes and to maintain collateral to cover derivatives positions.
Principal Investment Risks
  Short Sales and Leverage Risk.
Short sales pose more risk than long positions. Because a short position loses value as the security's price increases, the loss on a short sale is theoretically unlimited. Regulatory bans on certain short selling activities may prevent a fund from fully implementing its strategy. Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly. The fund's use of futures, forward contracts, options, swaps, and other derivative instruments may result in losses. The value of these derivative instruments may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments and may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of underlying instruments may produce disproportionate losses to the fund. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Moreover, a relatively small price movement in a derivative contract may result in substantial losses to the fund, exceeding the amount of the margin paid. The use of derivatives can increase the fund's risk exposure to underlying assets and their attendant risks, while also exposing the fund to the risk of mispricing or other improper valuation and the risk that changes in the value of a derivative may not correlate as anticipated with the underlying asset, rate, index or overall securities markets, thereby reducing their effectiveness.
  Stock Market Volatility.
Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.
  Interest Rate Changes.
Interest rate increases can cause the price of a debt security to decrease.
  Subsidiary Risk.
Investment in Fidelity Managed Futures Cayman Ltd, an unregistered subsidiary, is not subject to the investor protections of the Investment Company Act of 1940 (1940 Act) and is subject to the risks associated with investing in derivatives and commodity-linked investing in general. Changes in tax and other laws could negatively affect investments in the subsidiary.
  Issuer-Specific Changes.
The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.
Changes in the financial condition of an issuer or counterparty (e.g., broker-dealer or other borrower in a securities lending transaction) can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's value or result in delays in recovering securities and/or capital from a counterparty.
  Fluctuation of Net Asset Value and Share Price.
The net asset value per share (NAV) of the fund will generally fluctuate with changes in the market value of the fund's holdings. The fund's shares can be bought and sold in the secondary market at market prices. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for the fund's shares may result in the fund's shares trading significantly above (at a premium) or below (at a discount) to NAV.
Given the nature of the relevant markets for certain of the fund's securities, shares may trade at a larger premium or discount to the NAV than shares of other ETFs.
In addition, in stressed market conditions or periods of market disruption or volatility, the market for shares may become less liquid in response to deteriorating liquidity in the markets for the fund's underlying portfolio holdings.
  Trading Issues.
There can be no assurance that an active trading market will be maintained. Market makers and Authorized Participants are not obligated to make a market in the fund's shares or to submit purchase and redemption orders for creation units. Decisions by market makers or Authorized Participants to reduce their role with respect to market making or creation and redemption activities during times of market stress, or a decline in the number of Authorized Participants due to decisions to exit the business, bankruptcy, or other factors, could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of the fund's portfolio securities and the market price of fund shares. In addition, trading may be halted, for example, due to market conditions.
  Cash Transactions Risk.
Unlike certain ETFs, the fund may effect some or all creations and redemptions using cash, rather than in-kind securities. As a result, an investment in the fund may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.
  Quantitative Investing.
Securities selected using quantitative analysis can perform differently from the market as a whole as a result of the factors used in the analysis, the weight placed on each factor, and changes in the factors' historical trends.
In making investment allocation decisions, the Adviser utilizes quantitative models that may be proprietary or developed by third parties. These models are used by the Adviser to determine the fund's target asset allocation. The fund's investment models used in making investment allocation decisions may not adequately consider certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of your investment. There can be no assurance that the models used by the Adviser will remain viable, due to various factors, which may include the quality of the data input into the models and the assumptions underlying such models, which to varying degrees involve the exercise of judgment, as well as the possibility of errors in constructing or using the model.
  Commodity-Linked Investing.
The value of commodities and commodity-linked investments may be affected by the performance of the overall commodities markets as well as weather, political, tax, and other regulatory and market developments. Commodity-linked investments may be more volatile and less liquid than the underlying commodity, instruments, or measures.
  Commodity Futures.
Investments in commodity futures contracts are also subject to the risk of the failure of any of the exchanges on which the fund's positions trade or of its clearinghouses or counterparties. In addition, certain commodity exchanges limit fluctuations in certain futures contract prices during a single day by regulations referred to as "daily price fluctuation limits" or "daily limits." Under such daily limits, during a single trading day no trades may be executed at prices beyond the daily limit. If triggered, these limits could prevent the fund from liquidating unfavorable positions and subject the fund to losses or prevent it from entering into desired trades during the particular trading day.
  Swaps Risk.
The fund may invest in excess return and total return swaps. Swaps may be difficult to value and may be illiquid. The fund could experience losses if the underlying asset or reference does not perform as anticipated. Certain swaps have the potential for unlimited losses, regardless of the size of the initial investment.
  Investing in Other Funds.
Regulatory restrictions may limit the amount that one fund can invest in another, which means that the fund's manager may not be able to invest as much as it wants to in some other funds. The fund bears all risks of investment strategies employed by the underlying funds, including the risk that the underlying funds will not meet their investment objectives.
In addition, the fund is classified as non-diversified under the Investment Company Act of 1940 (1940 Act), which means that it has the ability to invest a greater portion of assets in securities of a smaller number of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.
An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.
Performance
Performance history will be available for the fund after the fund has been in operation for one calendar year.
Investment Adviser
FDS (the Adviser) is the fund's manager. Other investment advisers serve as sub-advisers for the fund.
Portfolio Manager(s)
Roberto Croce (Portfolio Manager) has managed the fund since 2025.
Purchase and Sale of Shares

Shares of the fund are listed and traded on an exchange, and individual fund shares may only be bought and sold in the secondary market through a broker or dealer at market price. These transactions, which do not involve the fund, are made at market prices that may vary throughout the day, rather than at NAV. Shares of the fund may trade at a price greater than the fund's NAV (premium) or less than the fund's NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling fund shares in the secondary market (the "bid-ask spread"). Recent information, including information regarding the fund's NAV, market price, premiums and discounts, and bid-ask spread, is available at www.fidelity.com.
Tax Information
Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fidelity Distributors Company LLC (FDC) is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.
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